UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12

TMC THE METALS COMPANY INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-1

You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares By Proxy. TMC the metals company Inc. 1111 West Hastings Street, 15th Floor, Vancouver BC V6E 2J3 NOTICE OF SPECIAL MEETING OF SHAREHOLDERS to be held on Thursday, August 28, 2025 *Shareholders are cordially invited to attend the virtual Special Meeting and to vote on the Internet or any Mobile device. Dear Shareholder, Notice is hereby given that a Special Meeting of Shareholders of TMC the metals company Inc. (the “Company”) will be held in a virtual format on Thursday, August 28, 2025 at 10:00 a.m. EDT. You will be able to attend the Special Meeting, vote your shares electronically and submit your questions during the live audio webcast of the meeting if you were a holder of the Company’s common shares at the close of business on the record date of July 9, 2025 by visiting https://www.cstproxy. com/metals/sm2025 at the date and time of the meeting. Proposals to be considered at the Special Meeting: (1) To adopt an amendment to our 2021 Incentive Equity Plan to increase the share pool for equity incentive grants under the plan; and (2) To transact such other business that is properly presented at the Special Meeting and any adjournments or postponements thereof. The Board of Directors recommends a vote “FOR” Proposal 1. Your electronic vote by proxy authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Vote Your Proxy on the Internet Have your notice available when you access the above website. Follow the prompts to vote your shares. The Proxy Materials are available for review at: https://www.cstproxy.com/metals/sm2025 CONTROL NUMBER TMC THE METALS COMPANY INC. c/o Continental Proxy Services 1 State Street, New York NY 10004 Vote During the Meeting If you plan to attend and/or vote at the virtual online Special Meeting, you will need your 12-digit control number to attend and vote electronically during the Special Meeting. To attend and/or vote the Special Meeting, visit: https://www.cstproxy.com/metals/sm2025. You will be provided instructions and prompted to vote during the meeting. Mobile Voting On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your control number from the proxy card and vote your shares.

TMC THE METALS COMPANY INC. 1111 West Hastings Street, 15th Floor, Vancouver BC V6E 2J3 Important Notice Regarding the Availability of Proxy Materials For the Special Meeting of Shareholders to be Held On August 28, 2025 The following Proxy Materials are available to you to review at: https://www.cstproxy.com/metals/sm2025 - the Special Meeting Proxy Statement - the Proxy Card - any amendments or supplements to the foregoing materials that are required to be furnished to shareholders This is not a ballot. You cannot use this notice to vote your shares. This communication presents only a notice of the Special Meeting of Shareholders overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before [date] to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company. ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your control number. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-888-266-6791, or By logging on to https://www.cstproxy.com/metals/sm2025 or By email at: proxy@continentalstock.com Please include the company name and your control number in the subject line.